Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 30, 2022 (the “Effective Date”), is entered into by and among RUSH ENTERPRISES, INC., a Texas corporation (“Holdings”), each of the Borrowers party hereto (the “Borrowers”), each of the Lenders party hereto and WELLS FARGO BANK, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENT

WHEREAS, Holdings, the Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into that certain Credit Agreement dated as of September 14, 2021 (as from time to time amended, modified, supplemented, restated or amended and restated, the “Credit Agreement”), pursuant to which the Lenders agreed to make available to the Borrowers a revolving credit facility; and

WHEREAS, Holdings and the Borrowers have now asked the Administrative Agent and the Lenders to amend certain provisions of the Credit Agreement;

WHEREAS, the Administrative Agent and the Lenders party hereto are willing to make such amendments, subject to the terms and conditions set forth herein, provided that Holdings and the Borrowers ratify and confirm all of their respective obligations under the Credit Agreement and the Loan Documents;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.          Amendments to Credit Agreement.

(a)        The cover page of the Credit Agreement is hereby amended to delete “$250,000,000” and substitute in its place “$175,000,000”.

(b)        Section 1.1 of the Credit Agreement is hereby amended to restate the definition of “Commitments” in its entirety as follows:

“Commitment” means (a) as to any Lender, the obligation of such Lender to make Loans to, and to purchase participations in L/C Obligations for the account of, the Borrowers hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including Section 5.13) and (b) as to all Lenders, the aggregate commitment of all Lenders to make Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including Section 5.13). The aggregate Commitment of all the Lenders on the First Amendment Effective Date shall be $175,000,000. The Commitment of each Lender on the First Amendment Effective Date is set forth opposite the name of such Lender on Schedule 1.1.

(c)        Section 1.1 of the Credit Agreement is hereby amended to add the following new definition of “First Amendment Effective Date” in proper alphabetical order:

“First Amendment Effective Date” means November 30, 2022.

(d)        Section 8.14 of the Credit Agreement is hereby amended to add the following new subsection (e) at the end of said Section:

“(e)      Pledge of Equity Interests of Foreign Subsidiaries. If as of the end of any fiscal quarter, the net income of any Wholly-Owned Foreign Subsidiary exceeds 25% of Consolidated Net Income, in each case, calculated on a pre-tax basis, promptly, but in any event within 30 days after delivery of the financial statements and Compliance Certificate pursuant to Sections 8.1 and 8.2 for such fiscal quarter, deliver to the Administrative Agent such documents as the Administrative Agent shall reasonably require that are necessary to (i) pledge 66 2/3% of the Equity Interests of such Foreign Subsidiary as Collateral and (ii) amend the definition of “Excluded Assets” in the Collateral Agreement to except therefrom such Equity Interests and make such other amendments as may be reasonably necessary to reflect the pledge of such Equity Interests as Collateral.”

(e)        Section 9.1 of the Credit Agreement is hereby amended to delete the word “and” at the end of clause (r) thereof, delete the period at the end of clause (s) thereof and substitute in its place a semicolon and the word “and” and add the following new clause (t) at the end of said Section:

“(t)       Indebtedness of Rush Truck Centres of Canada Limited owing to Bank of Montreal and/or Wells Fargo Equipment Finance Company in an aggregate principal amount not to exceed $300,000,000 at any time outstanding.”

(f)        Section 9.2 of the Credit Agreement is hereby amended to delete the word “and” at the end of clause (r) thereof, delete the period at the end of clause (s) thereof and substitute in its place a semicolon and the word “and” and add the following new clause (t) at the end of said Section:

“(t)       Liens securing Indebtedness permitted by Section 9.1(t); provided that such Liens do not at any time encumber any property other than the vehicles financed by such Indebtedness.”

(g)        Section 9.3 of the Credit Agreement is hereby amended to restate clause (a) thereof in its entirety as follows:

“(a)      (i) Investments by Holdings in the form of the Canadian Guaranty and (ii) other Investments existing on the Closing Date (other than Investments in Subsidiaries existing on the Closing Date) and described on Schedule 9.3 and any modification, replacement, renewal or extension thereof so long as such modification, renewal or extension thereof does not increase the amount of such Investment except as otherwise permitted by this Section 9.3;”

(h)        The Credit Agreement is hereby amended to restate Schedule 1.1 thereto in its entirety as set forth on Schedule 1.1 attached hereto.

3.          Conditions Precedent. This Amendment shall be effective as of the Effective Date upon satisfaction of the following conditions precedent:

(a)        no Default or Event of Default shall exist;

(b)        the Administrative Agent shall have received counterparts of this Amendment, duly executed by Holdings, the Borrowers and the Required Lenders; and

(c)        the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including the reasonable fees and expenses of legal counsel to the Administrative Agent.

4.         Ratification. Each of Holdings and the Borrowers hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is Holdings or any Borrower released from any covenant, warranty or obligation created by or contained herein or therein.

5.         Representations and Warranties. Each of Holdings and the Borrowers hereby represents and warrants to the Lenders and the Administrative Agent that (a) this Amendment has been duly executed and delivered on behalf of each of Holdings and the Borrowers, (b) this Amendment constitutes a valid and legally binding agreement enforceable against each of Holdings and the Borrowers in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct in all material respects as of such specific date, (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document and (e) the execution, delivery and performance of this Amendment has been duly authorized by each of Holdings and the Borrowers.

6.         Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

7.         Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

8.         Amendment is a Loan Document; References to Credit Agreement. This Amendment is a Loan Document, as defined in the Credit Agreement. All references in the Credit Agreement to “this Agreement” shall mean the Credit Agreement as amended by this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

HOLDINGS:

RUSH ENTERPRISES, INC.

By:	/s/ Steven L. Keller
Steven L. Keller
Chief Financial Officer and Treasurer

Signature Page to First Amendment to Credit Agreement

BORROWERS:

RUSH TRUCK CENTERS OF ALABAMA, INC.

RUSH TRUCK CENTERS OF ARKANSAS, INC.

RUSH TRUCK CENTERS OF ARIZONA, INC.

RUSH TRUCK CENTERS OF CALIFORNIA, INC.

RUSH MEDIUM DUTY TRUCK CENTERS OF COLORADO, INC.

RUSH TRUCK CENTERS OF COLORADO, INC.

RUSH TRUCK CENTERS OF FLORIDA, INC.

RUSH TRUCK CENTERS OF GEORGIA, INC.

RUSH TRUCK CENTERS OF NEW MEXICO, INC.

RUSH TRUCK CENTERS OF OKLAHOMA, INC.

RUSH TRUCK CENTERS OF TENNESSEE, INC.

RUSH TRUCK CENTERS OF NORTH CAROLINA, INC.

RUSH TRUCK CENTERS OF IDAHO, INC.

RUSH TRUCK CENTERS OF UTAH, INC.

RUSH TRUCK CENTERS OF OHIO, INC.

RUSH TRUCK CENTERS OF KANSAS, INC.

RUSH TRUCK CENTERS OF MISSOURI, INC.

RUSH TRUCK CENTERS OF VIRGINIA, INC.

RUSH TRUCK CENTERS OF INDIANA, INC.

RUSH TRUCK CENTERS OF ILLINOIS, INC.

RUSH TRUCK CENTERS OF NEVADA, INC.

RUSH TRUCK CENTERS OF KENTUCKY, INC.

RIG TOUGH, INC.

LOS CUERNOS, INC.

AIRUSH, INC.

RUSH TRUCK LEASING, INC.

RUSH ADMINISTRATIVE SERVICES, INC.

RUSH TRUCK CENTERS OF PENNSYLVANIA, INC.

RUSH MEDIUM DUTY TRUCK CENTERS OF CALIFORNIA, INC.

RUSH TRUCK CENTERS OF NEBRASKA, INC.

By: /s/ Steven L. Keller Steven L. Keller Assistant Secretary

Signature Page to First Amendment to Credit Agreement

RUSH TRUCK CENTERS OF TEXAS, L.P.

By: Rushtex, Inc., a Delaware corporation

By:	/s/ Steven L. Keller
Steven L. Keller
Assistant Secretary

Signature Page to First Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO BANK, N.A.

By:	/s/ Jeffrey Brouillard
Name:	Jeffrey Brouillard
Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

SCHEDULE 1.1

to

Credit Agreement

Commitments and Commitment Percentages

Lender	Commitment	L/C Commitment	Commitment Percentage
Wells Fargo Bank, National Association	$175,000,000	$20,000,000	100%
Total	$175,000,000	$20,000,000	100%